UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                           --------------------------

          Date of Report (Date of earliest event reported): May 6, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)
                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:

               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 5     Press release dated 6 May, 2004 - New Appointment

                                                                Press enquiries:
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com
                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


                  MARCONI APPOINTS NEW NON-EXECUTIVE DIRECTOR

London - May 6, 2004 - Marconi Corporation plc (London: MONI and Nasdaq: MRCIY) today announced that it has appointed Peter Hickson as a non-executive director with immediate effect. Peter Hickson has been Chairman of AWG PLC since January 2003 having been a non-executive director of the company since May 2002. He was Group Finance Director of Powergen Plc from 1996 to 2002 and Group Finance Director of MAI Plc from 1991 to 1996. Peter is a fellow of The Institute of Chartered Accountants and was also a non-executive director of RAC Plc from 1994 to 2002.

Peter Hickson will chair the remuneration committee of the Marconi Corporation plc board.

Welcoming Peter Hickson to the Board, John Devaney, Chairman of Marconi Corporation plc, said; "Peter has over thirty years of industrial experience and will be a great asset to our Board. He has a strong financial and business background and we look forward to working with him."

The Company can confirm that there are no details to be disclosed in respect of Mr Hickson pursuant to paragraph 16.4 of the Listing Rules, save that in October 1989, Mr Hickson became a director of Tern Plc, a company in financial difficulty. The company went into receivership in 1991.

ENDS/...



About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on the Nasdaq under the symbol MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F, Forms 8-K and Form 10-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: May 6, 2004